Exhibit 10.1

OMNIBUS AMENDMENT AND WAIVER

This OMNIBUS AMENDMENT AND WAIVER (this “Amendment”), dated as of October 31, 2007, is entered into by and among APPLIED DIGITAL SOLUTIONS, INC., a Delaware corporation (the “Company”), VERICHIP CORPORATION, a Delaware corporation (“VeriChip”), LAURUS MASTER FUND, LTD. (“Laurus”), KALLINA CORPORATION, a Delaware corporation (“Kallina”), VALENS U.S. SPV I, LLC, a Delaware corporation (“Valens U.S.”), VALENS OFFSHORE SPV II, CORP., a Delaware corporation (“Valens Offshore”), and PSOURCE STRUCTURED DEBT LIMITED, a Guernsey limited liability closed-ended company (“PSource”, and together with Kallina, Valens U.S. and Valens Offshore, the “Lenders”), for the purpose of amending and restating and waiving certain terms of (a) that certain Secured Term Note, dated as of August 24, 2006 (as amended, modified or supplemented from time to time, the “2006 Note”); (b) that certain Securities Purchase Agreement, dated as of August 24, 2006 (as amended, modified or supplemented from time to time, the “2006 Purchase Agreement”); (c) the other Related Agreements, as such term is defined in the 2006 Purchase Agreement (together with the 2006 Note, the “2006 Related Agreements”); (d) that certain Secured Term Note, dated as of August 31, 2007 (as amended, modified or supplemented from time to time, the “2007 Note”); (e) that certain Securities Purchase Agreement, dated as of August 31, 2007 (as amended, modified or supplemented from time to time, the “2007 Purchase Agreement”); and (f) the other Related Agreements, as such term is defined in the 2007 Purchase Agreement (together with the 2007 Note, the “2007 Related Agreements”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the applicable 2006 Purchase Agreement, 2006 Related Agreements, 2007 Purchase Agreement or 2007 Related Agreements (collectively, the “Transaction Documents”).

WHEREAS, the Company and the Lenders have agreed to make certain changes to the Transaction Documents as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AMENDMENTS

1. The Lenders and the Company hereby agree that, effective November 1, 2007, the aggregate of the Monthly Amount (as such term is defined in the 2006 Note) and the Monthly Amount (as such term is defined in the 2007 Note) shall be reduced by a total of $50,000 per month.

2. The Maturity Date (as such term is defined in the 2006 Note) shall hereby be amended to February 1, 2010. Additionally, the Maturity Date (as such term is defined in the 2007 Note) shall hereby be amended to February 1, 2010.

3. The Lenders hereby agree in principle that Perimeter Acquisition Corp, a Delaware corporation, shall be permitted to sell that certain division of Perimeter Acquisition Corp relating to its Contact Center Value Added Reseller business (the “VAR Sale”), provided that the Lenders shall have reviewed and approved the terms and sale documentation for the VAR Sale prior to consummation of such transaction. The proceeds of the VAR Sale shall be in cash of which up to $300,000 may be kept by the Company.

4. The Company is issuing warrants to the Lenders herewith (divided between the Lenders in such amounts as the Lenders may require) for 2,976,198 shares of the Company’s Common Stock, at a price of $1.00 which warrants shall be exercisable as of the date hereof (such warrants, the “New Warrants”), and shall be exercisable for seven (7) years thereafter.

5. The Company currently has a loan of $12,536,572 outstanding including accrued interest to VeriChip Corporation (the “VeriChip Loan”). The Lenders hereby agree that the VeriChip Loan may be satisfied VeriChip for no less than $10,000,000, plus accrued interest on the VeriChip Loan (the “Settlement Event”); provided that (i) the payment of such settlement is made on or prior to November 1, 2008; and (ii) $6,000,000 of such settlement amount is paid to the Lenders in satisfaction of the 2006 Note and the 2007 Note.

6. The Lenders hereby agree that the prepayment penalties pursuant to Section 2.1 of the 2006 Note and Section 2.1 of the 2007 Note shall no longer be applicable.

7. The Lenders hereby agree that the definition of “Filing Date” in that certain Registration Rights Agreement dated August 31, 2007, between Kallina and VeriChip (as such agreement has been amended, modified or supplemented to date) is hereby amended in its entirety and shall be replaced with the following:

“Filing Date” means, with respect to the Registration Statement required to be filed in connection with the Grant Shares, April 30, 2008.

8. To the extent the Company may do so without violating registration rights of others which exist as of the date of this Amendment, the Company hereby agrees that all of the shares for which the New Warrants are or shall be exercisable (the “Registrable Securities”) shall be registered on the Company’s next new registration statement filed after December 31, 2007. The Company shall use commercially reasonable efforts to cause each registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as promptly as possible after the filing thereof. The Company shall use commercially reasonable efforts to keep each registration statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such registration statement have been sold or (ii) all Registrable Securities covered by such registration statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’ s transfer agent and the affected holders. In no event will the Company be required (i) to pay a penalty for failure to cause each registration statement to be declared effective or for failure to cause each registration statement to remain effective; (ii) to pay liquidating damages in connection with the New Warrants; and (iii) to make a cash payment in connection with the settlement of the New Warrants.

9. The Lenders and the Company hereby agree that after the Settlement Event, the aggregate of the Monthly Amount (as such term is defined in the 2006 Note) and the Monthly Amount (as such term is defined in the 2007 Note) shall be reduced by an additional $50,000 per month.

MISCELLANEOUS

10. Laurus understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within five (5) business days of the date executed by all parties.

11. Each amendment and waiver set forth herein shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

12. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Transaction Documents, and all of the other forms, terms and provisions of the Transaction Documents remain in full force and effect.

13. The Company hereby represents and warrants to Lenders that as of the date hereof, there is no Event of Default under the Transaction Documents.

14. From and after the Amendment Effective Date, any references to any Transaction Document shall be deemed to be references to such Transaction Document as modified hereby.

15. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed in its name effective as of this 31st day of October 2007.

APPLIED DIGITAL SOLUTIONS, INC.

By: /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: SVP, ACFO

VERICHIP CORPORATION

By: /s/ Michael Feder
Name: Michael Feder
Title: SVP of Operations and Strategic Initiatives

KALLINA CORPORATION

By: LAURUS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Senior Managing Director

VALENS U.S. SPV I, LLC

By: VALENS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Senior Managing Director

VALENS OFFSHORE SPV II, CORP.

By: VALENS CAPITAL MANAGEMENT, LLC

Its: Investment Manager

By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Senior Managing Director

PSOURCE STRUCTURED DEBT LIMITED

By: LAURUS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Senior Managing Director

LAURUS MASTER FUND, LTD

By: LAURUS CAPITAL MANAGEMENT, LLC

Its: Investment Manager

By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Senior Managing Director